Exhibit 32

OFFICER'S CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by Tix Corporation (the “Company”) of its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2007 (the “Quarterly Report”) with the Securities and Exchange Commission, I, Mitch Francis, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 17, 2007	By:	/s/ MITCH FRANCIS
Mitch Francis Chief Executive Officer and Chief Financial Officer